UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 9, 2005

GAINSCO, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	001-09828	75-1617013
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3333 Lee Parkway, Suite 1200, Dallas, Texas	75219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 629-4301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01               Entry into a Material Definitive Agreement.

On November 9, 2005, at the annual meeting of shareholders (the “Annual Meeting”), the shareholders of GAINSCO, INC. (the “Company”) approved the GAINSCO, INC. 2005 Long-Term Incentive Compensation Plan (the “Plan”).  A general summary of the Plan and information regarding awards to be made pursuant to the Plan are set forth in the definitive Proxy Statement for the Annual Meeting (the “Proxy Statement”) and are not repeated in this Report in reliance on General Instruction B.3. to Form 8-K. On November 15, 2005 the awards reflected in the Proxy Statement under the caption “NEW PLAN BENEFITS” were made.

                Copies of the Plan and the forms of award agreement contemplated to be used in connection with awards of Restricted Stock and Restricted Stock Units pursuant to the Plan have previously been filed as exhibits to a registration statement on Form S-8 and are incorporated in this Report by reference; see Item 9.01, “Financial Statements and Exhibits.”

                The numbers of shares referred to in the Plan will be adjusted in proportion to the reverse stock split described in Item 3.03 hereof, in accordance with the terms of the Plan.

Section 3—Securities and Trading Markets

Item 3.03.  Material Modification to Rights of Security Holders.

                At the Annual Meeting, the shareholders of the Company also approved a reverse stock split, pursuant to which each four shares of common stock, $0.10 par value, are to be combined into one share of common stock, $0.10 par value. Each fractional share that would otherwise be issued will be rounded to a whole share. The reverse stock split will be effective on November 21, 2005.

                A copy of the Articles of Amendment to the Company’s Articles of Incorporation implementing the reverse stock split is filed as an exhibit to this Report.

                The Company’s current trading symbol on the American Stock Exchange, GAN, will remain unchanged. Beginning on November 21, 2005, the CUSIP number applicable to the Company’s common stock will be 363127 20 0.

Section 5—Corporate Governance and Management

Section 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                An amendment to the Company’s Articles of Incorporation was filed with the Office of the Secretary of State of the State of Texas on November 10, 2005, to become effective November 21, 2005. The Articles of Amendment implement the reverse stock split described in Item 3.03 above. The Articles of Amendment to the Articles of Incorporation are filed as Exhibit 3.8 to this Report.

Section 9—Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
3.8	Articles of Amendment to the Articles of Incorporation as filed with the Office of the Secretary of State of the State of Texas on November 10, 2005 (filed herewith).
10.41	GAINSCO, INC. 2005 Long-Term Incentive Compensation Plan (incorporated by reference to Exhibit 4.1 to the registration statement on Form S-8 filed on November 14, 2005).
10.42	Form of Restricted Stock Incentive Agreement (incorporated by reference to Exhibit 4.2 to the registration statement on Form S-8 filed on November 14, 2005).
10.43	Form of Restricted Stock Unit Incentive Agreement (incorporated by reference to Exhibit 4.3 to the registration statement on Form S-8 filed on November 14, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAINSCO, INC.

/s/ Glenn W. Anderson
Glenn W. Anderson, President and
Chief Executive Officer

DATED:  November 16, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit
3.8	Articles of Amendment to the Articles of Incorporation as filed with the Office of the Secretary of State of the State of Texas on November 10, 2005 (filed herewith).
10.41	GAINSCO, INC. 2005 Long-Term Incentive Compensation Plan (incorporated by reference to Exhibit 4.1 to the registration statement on Form S-8 filed on November 14, 2005).
10.42	Form of Restricted Stock Incentive Agreement (incorporated by reference to Exhibit 4.2 to the registration statement on Form S-8 filed on November 14, 2005).
10.43	Form of Restricted Stock Unit Incentive Agreement (incorporated by reference to Exhibit 4.3 to the registration statement on Form S-8 filed on November 14, 2005).